Exhibit 10(g)

Third Amendment To The

FleetBoston Financial Corporation

Directors Deferred Compensation and Stock Unit Plan
(Effective December 17, 1997)

     The Directors Deferred Compensation and Stock Unit Plan (Effective December 17, 1997) is hereby amended as follows:

1)	All references in the Plan to “Fleet Financial Group, Inc.” are replaced with references to “FleetBoston Financial Corporation.”

2)	All references in the Plan to “Human Resources and Planning Committee” are replaced with references to the “Human Resources Committee.”

3)	Section 3(b) is hereby amended in its entirety to read as follows, effective April 16, 2003:

(b)	Reserved.

4)	The last sentence of Section 3(c) is hereby eliminated in its entirety.

5)	Section 8(a) is hereby amended in its entirety to read as follows, effective April 16, 2003:

(a)	Reserved.

6)	Section 8(b) is hereby amended in its entirety to read as follows:

(b)	Mandatory Annual Retainer Amount. Commencing April 15, 1998 with respect to the Annual Retainer payable for the remainder of 1998 and in each year thereafter with respect to the Annual Retainer for such year, each Eligible Director shall receive such percent, as determined from time to time by the Committee, of his or her Annual Retainer in the form of Deferred Stock Units (the “Mandatory Annual Retainer Amount”) as provided hereunder.

7)	Section 8(c) is hereby amended in its entirety to read as follows:

(c)	Elective Annual Retainer Amount. Commencing April 15, 1998 with respect to the remaining balance of his or her Annual Retainer (the “Retainer Balance”) payable for the remainder of 1998 and in each year thereafter with respect to the Retainer Balance for such year, each Eligible Director may elect to defer all or a portion of the Retainer Balance in the form of Deferred Stock Units, into Fixed Rate Account, or into a combination thereof, by so specifying on the Deferral Election Form.

8)	Section 12(a) is hereby amended by deleting all references therein to the term “Annual Equity Award,” effective April 16, 2003.

Adopted by the Human Resources Committee of the Board of Directors at their meeting held on April 14, 2003.

By:	/s/ M. ANNE SZOSTAK

M. Anne Szostak
Executive Vice President and
Director of Human Resources